THE MAINSTAY FUNDS

MainStay MAP Equity Fund

(the “Fund”)

Supplement dated February 28, 2021 (“Supplement”) to the
Summary Prospectus and Prospectus, each dated February 28, 2021, as supplemented,

and

Statement of Additional Information, dated
February 28, 2021, as supplemented (“SAI”)

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of The MainStay Funds (“Trust”) considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP (“Wellington”) as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name and removing its non-fundamental “names rule” investment policy; (iii) modifying the Fund’s principal investment strategies, investment process and primary benchmark; (iv) reducing the Fund’s contractual management fee and eliminating the fund accounting fee; and (v) establishing of an expense cap for Class I shares of the Fund.

On or about February 9, 2021, shareholders of the Fund received an information statement containing further information regarding the subadvisor change.

As a result, unless otherwise indicated below, effective on or about April 26, 2021, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1.	Name Change. The name of the Fund is changed to MainStay WMC Value Fund.

2.	Subadvisor Change. References to Markston International LLC (“Markston”) and Epoch Investment Partners, Inc. (“Epoch”) as Subadvisors to the Fund are replaced by Wellington, as appropriate.

3.	Fees and Expenses of the Fund and Example. The Fund’s fees and expenses table and example are updated to reflect the following:

(a)	The contractual management fee rate is revised as follows: 0.66% on assets up to $1 billion; 0.64% on assets from $1 billion to $3 billion; and 0.62% on assets over $3 billion; and the fund accounting fee is eliminated.

(b)	New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.70% of the average daily net assets of Class I shares of Fund. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

4.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in equity securities issued by companies of any size or market capitalization range. While the Fund does not limit its investments to issuers within a particular capitalization range, it generally invests in large capitalization companies (as represented by the market capitalization range of the Russell 1000® Index, which ranged from $624 million to $2,252.6 billion as of December 31, 2020). The Fund may invest in securities of foreign issuers, including securities of emerging market country issuers. Generally, an issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg. Wellington Management Company LLP, the Fund’s Subadvisor (the “Subadvisor”), has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

Investment Process: The Subadvisor, seeks to identify companies that are financially sound but temporarily out-of-favor, and that provide above-average potential total returns at below average valuations. The Subadvisor employs a “bottom-up” approach to investment research, and seeks to capitalize on investor behavioral biases by investing in companies with an attractive combination of valuation, quality, and capital return, and by taking a long-term view. The Subadvisor may also give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity. The Subadvisor may sell stocks when the Subadvisor’s target price is achieved, the Subadvisor’s fundamental outlook with respect to the stock has changed, or in the event the Subadvisor believes more attractive investment alternatives exist.

5.	Principal Risks. The “Principal Risks” section of the Summary Prospectus is revised as follows:

(a)	The “Multi-Manager Risk” is deleted in its entirety with respect to the Fund.

6.	Past Performance. The “Past Performance” section of the Summary Prospectus and Prospectus is revised as follows:

(a)	The fourth sentence of the first paragraph is deleted and replaced with the following:

The Fund has selected the Russell 1000® Value Index as its primary benchmark as a replacement for the Russell 3000® Index because it believes that the Russell 1000® Value Index is more reflective of its principal investment strategies. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

(b)	References to the S&P 500® Index, the Fund’s previous secondary benchmark are deleted.

(c)	The following is added to the end of the second paragraph:

Effective April 26, 2021, the Fund replaced both of its subadvisors and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisors and principal investment strategies.

7.	Management. The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Fund’s Manager. Wellington Management Company LLP serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Fund.

Subadvisor	Portfolio Manager	Portfolio Service Date
Wellington Management Company LLP	Adam H. Illfelder, Senior Managing Director	Since April 2021

Additionally, effective June 30, 2021, David N. Pearl will no longer serve as a portfolio manager for the Fund. All references to Mr. Pearl will be deleted in their entirety at that time.

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8.	More About Investment Strategies and Risks. The following is inserted as the fourth bullet to the "ESG Considerations" in the "More About Investment Strategies and Risks" section of the Prospectus:

●	Wellington: Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

9.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of Wellington is added, the description of Markston is deleted and the description of Epoch is amended to remove reference to the Fund:

Wellington Management Company LLP has its principal offices at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

10.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biography for Adam H. Illfelder, and to delete the biographies for Christopher Mullarkey and James Mulvey. Additionally, all references to the Fund in the biographies of William W. Priest, Michael A. Welhoelter, David N. Pearl and Justin Howell are deleted.

Adam H. Illfelder, CFA

Mr. Illfelder is Senior Managing Director and Portfolio Manager and joined Wellington in 2005. He has 23 years of investment management experience. Mr. Illfelder earned his MBA from Northwestern University (Kellogg, 2001) and his BS in economics from the University of Pennsylvania (1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Fund holding large amounts of uninvested cash. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Fund’s performance. The Fund will bear the direct transaction costs associated with the Fund’s transition. New York Life Investment Management LLC and Wellington will take steps to minimize direct and indirect transaction expenses associated with the Fund transition.

Tax Impact. As mentioned in Portfolio Transition and Related Expense above, the Fund may experience a significant turnover of portfolio holdings and realize significant realized gains which, in accordance with Internal Revenue Service requirements, would be distributed to shareholders as capital gain distributions. These distributions would be paid in December 2021. As of October 31, 2020, the fiscal year end of the Fund, the Fund had net unrealized gains of $402,284,080. The ultimate gain or loss on sale of the underlying securities is determined based upon the sales price which fluctuates daily based upon the stock market. Shareholders should contact their tax advisor to assess the impact of this transition to their overall tax status.

11.	MAINSTAY WMC VALUE FUND: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Wellington Value Composite is provided to illustrate the past performance of Wellington, the MainStay WMC Value Fund’s Subadvisor, in managing all accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Wellington has managed discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since December 1984. Adam Illfelder is the current portfolio manager of the accounts. Since inception of the accounts, Karen Grimes acted as portfolio manager from March 2008 until December 2018, Jack Ryan acted as portfolio manager from June 1992 until March 2008, and John Nyheim acted as portfolio manager from December 1984 until June 1992. The Composite include accounts that are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

The performance of the Composite is compared against the Russell 1000 Value Index, the Composite’s and the Fund’s primary benchmark. Wellington believes that the Russell 1000 Value Index aligns with the Fund’s style and capitalization biases. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is unmanaged and it is not possible to invest directly in an index.

The net and gross of fees performance reflect the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

AS EXPLAINED ABOVE, THE HISTORICAL PERFORMANCE OF THE COMPOSITE IS NOT THAT OF THE FUND, IS NOT A SUBSTITUTE FOR THE FUND’S PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE RESULTS.

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The Fund’s actual performance may differ significantly from the past performance of the Composite.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	Russell 1000 Value Index (Gross)
2020	1.84%	2.46%	2.80%
2019	27.80%	28.55%	26.54%
2018	-10.11%	-9.56%	-8.27%
2017	15.45%	16.14%	13.66%
2016	13.67%	14.35%	17.34%
2015	-2.99%	-2.40%	-3.83%
2014	11.52%	12.18%	13.45%
2013	31.65%	32.43%	32.53%
2012	16.72%	17.42%	17.51%
2011	-1.85%	-1.26%	0.39%

Annualized Returns as of 12/31/2020
1 Year	1.84%	2.46%	2.80%
5 Years	8.95%	9.61%	9.74%
10 Years	9.62%	10.27%	10.50%
Since Inception (12/31/1984)	11.12%	11.79%	10.92%

Note: The Composite is composed of five or fewer discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The Composite includes accounts that are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

12.	Investment Policies Related to Fund Name. The section entitled “Non-Fundamental Investment Policies Related to Fund Name” of the SAI is revised to delete the Fund’s non-fundamental “names rule” investment policy in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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